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                           AAIPHARMA AND CIMA ANNOUNCE
   MERGER TO CREATE A LEADING SCIENCE-BASED, SPECIALTY PHARMACEUTICAL COMPANY

              -- ACCELERATES BOTH COMPANIES' STRATEGIES TO DEVELOP, ENHANCE AND COMMERCIALIZE PROPRIETARY PHARMACEUTICAL BRANDS --

                  -- CREATES SUBSTANTIAL GROWTH OPPORTUNITIES -

          --PROVIDES A PLATFORM OF DIVERSIFIED EARNINGS AND CASHFLOW --

            --CREATES A STRONG BALANCE SHEET FOR THE COMBINED COMPANY
     WITH 2003 PRO FORMA DEBT TO TOTAL CAPITALIZATION OF APPROXIMATELY 26%

   -- aaiPharma STOCKHOLDERS TO RECEIVE 1.0 SHARE OF COMMON STOCK IN THE NEW COMPANY FOR EACH aaiPharma SHARE; CIMA STOCKHOLDERS TO RECEIVE 1.3657 SHARES OF
             COMMON STOCK IN THE NEW COMPANY FOR EACH CIMA SHARE --

            -- EXPECTS 2004 COMBINED REVENUES OF BETWEEN $405 MILLION AND $415 MILLION, COMBINED EPS OF BETWEEN $1.25 AND $1.30 --

   -- ANNOUNCES INVESTOR CONFERENCE CALL AND WEB CAST TODAY AT 10:00 AM EDT --


WILMINGTON, NC AND EDEN PRAIRIE, MN, AUGUST 05, 2003 - Creating a more powerful science-based, specialty pharmaceutical company with established proprietary products and technologies, aaiPharma (NASDAQ: AAII) and CIMA (NASDAQ: CIMA) today announced that they have signed a definitive merger agreement.

aaiPharma has a strong branded product portfolio and pipeline. aaiPharma's revenue growth is driven by the development, acquisition and commercialization of products. CIMA has a leading position in orally disintegrating tablet (ODT) drug delivery technologies, product development and manufacturing competencies and a strong partner portfolio. Together both companies can more effectively create value-added new products, particularly in the pain management and gastrointestinal categories, utilizing their combined scientific and development skills. We expect that these activities will drive revenue growth and increase the value of the companies beyond what could be achieved separately.

The merger will create a more powerful science-based, specialty pharmaceutical company with:

         [ ] Combined revenue and income from operations for the twelve months ended June 30, 2003 of $321 million and $83 million, respectively

         [ ] Combined capitalization of $907 million, based on the August 4, 2003 closing market prices for the shares of both companies

         [ ] Well-recognized pharmaceutical brands and proven, patented drug delivery technologies


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         [ ]      Robust pipeline of near and long term proprietary products in development

         [ ]      Strong financial position

         [ ]      Leading drug development services business

         [ ]      Experienced pharmaceutical management team

         [ ] Enhanced R&D capabilities with an expected budget of more than $30 million in 2004

         [ ] Expanded manufacturing capabilities with sterile and non-sterile production, including 1 billion blister tablet manufacturing capacity in 2004, and 950 million bottle tablet manufacturing capacity expected to be operational by 2004

         [ ] Dedicated pharmaceutical product marketing and field sales force of 150 professionals

         [ ]      Approximately 1500 employees

"This merger creates a specialty pharmaceutical company with substantial intellectual property and R&D capabilities," said Dr. Philip S. Tabbiner, President and CEO of aaiPharma. "By combining with CIMA, we are building upon our science base by adding attractive proprietary technologies that we believe can be applied to our acquired brands to accelerate pipeline development and drive organic revenue growth. At the same time, with a strengthened balance sheet, the combined company will be well-positioned to take advantage of strategic brand acquisitions in the near term."

Steven B. Ratoff, Chairman and Interim CEO of CIMA stated, "This combination fuels our strategy to create a portfolio of proprietary brands and will lead to a more integrated specialty pharmaceutical company. By joining now with a complementary science-based company with development and marketing and sales expertise, a portfolio of branded products, and an experienced management team, this merger will allow us to expedite our proprietary product strategy as well as continue to provide our ODT technologies to others."

"We believe this merger will allow both companies to accelerate their goals of maximizing a strong science base to develop, enhance and commercialize proprietary pharmaceutical brands, which we expect to drive revenue growth and increase the shareholder value of the companies, surpassing what could be achieved independently," said Frederick D. Sancilio, Ph.D, Chairman of aaiPharma.

TRANSACTION SUMMARY

Under the terms of the merger agreement, each share of aaiPharma common stock will be exchanged for 1.0 share of the new company's common stock. Each share of CIMA common stock will be exchanged for 1.3657 shares of the new company's common stock. At inception, aaiPharma stockholders will own 59.4 percent of the combined company and CIMA stockholders will own 40.6 percent. The transaction is structured to be tax-free to the stockholders of each company.

The Boards of Directors of both companies have approved the merger agreement. The transaction is subject to approval by the stockholders of both




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companies, as well as regulatory approvals and satisfaction of other customary closing conditions. Subject to the satisfaction of these conditions, the transaction is expected to close in the fourth quarter of 2003.

Banc of America Securities acted as financial advisor and Robinson, Bradshaw & Hinson acted as legal counsel to aaiPharma. Deutsche Bank Securities, Inc.
acted as financial advisor and Latham & Watkins LLP and Faegre & Benson acted as legal counsels to CIMA.

PROFILE OF THE COMBINED COMPANY

The combined company is expected to have pro forma 2003 revenues of between $350 million and $365 million, combined 2003 operating income of $90 to $95 million and a strong balance sheet with more than $50 million in cash and $175 million in debt. It is estimated that the combination will result in annual pre-tax synergies in the $8 million to $10 million range for the first year, and a minimum of $18 million to $20 million in 2005, increasing each year thereafter.

The merger is expected to be immediately accretive to CIMA stockholders and accretive to aaiPharma stockholders beginning in 2006. Accretion to CIMA's earnings per diluted share is estimated to be $0.36 and $0.35 in 2004 and 2005, respectively. Dilution to aaiPharma's earnings per diluted share is estimated to be $0.16 and $0.18 in 2004 and 2005, respectively.

As a result of the underlying strength of its business, aaiPharma anticipates being able to fund a portion of the impact of the merger with anticipated stand-alone earnings between $1.40 and $1.45 per diluted share in 2004, substantially above current consensus estimates of $1.27. As a result, assuming the transaction closes in 2003, 2004 revenues and earnings per diluted share for the combined company are expected to be in the range of $405 million to $415 million and $1.25 to $1.30, respectively.

The company will be headquartered in Wilmington, NC and is expected to maintain both of CIMA's facilities in Eden Prairie and Brooklyn Park, MN.

The two companies have determined the organizational structure of the new company and have selected members of the senior management team. Upon completion of the merger, Frederick D. Sancilio, Ph.D., Executive Chairman and Chief Scientific Officer of aaiPharma , will serve as Chairman of NewCo. Steven B. Ratoff, Chairman and Interim Chief Executive Officer of CIMA, will become Vice Chairman of NewCo. Dr. Philip S. Tabbiner, President and Chief Executive Officer of aaiPharma , will be President and Chief Executive Officer of the combined company. William L Ginna, Chief Financial Officer of aaiPharma will serve as Chief Financial Officer for the new company. An integration team for the new company will identify and implement all synergies, including new business models, marketing initiatives, products, services, and information systems. The Board of Directors of the combined company will consist of 8 directors at closing, comprised of four members from each of aaiPharma's and CIMA's current Boards.

A fact sheet summarizing the proposed merger follows below.



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INVESTMENT COMMUNITY CONFERENCE CALL AND WEBCAST

aaiPharma and CIMA will discuss the merger on a conference call for financial analysts and investors at 10:00a.m. EDT today. Related financial charts and certain other information to be discussed on the conference call will be available on each company's website (www.aaiPharma.com and www.cimalabs.com) beginning later today. Reporters and the public are invited to listen to the call, which will be webcast via the companies' websites and the merger website at www.acinews.com.

For those unable to connect to the companies' websites, you may listen via telephone. The dial-in numbers are (800) 381-2652 (domestic) or (312) 461-1932 (international). The access number is 5797685. Please call five to ten minutes prior to the scheduled start time. A replay of the conference call will be available from 2:30 p.m. EDT today until 12:00 a.m. EDT on August 19, 2003. For the replay please dial (888) 203-1112 (domestic) or (719) 457-0820 (international). The replay access code is 444385.

ABOUT AAIPHARMA

aaiPharma is a leading, science-based specialty pharmaceutical company with corporate headquarters in Wilmington, North Carolina. With more than 23 years of drug development expertise and a proven sales and marketing track record, the Company is focused on acquiring, improving and marketing well-known, branded medicines in pain management, gastroenterology and critical care. In addition to its branded product portfolio and robust pipeline, aaiPharma continues to offer comprehensive drug development services to the pharmaceutical, biotechnology, generic and device industries through its services division, aaiPharma Development Services. For more information, please visit aaiPharma's website at www.aaiPharma.com

ABOUT CIMA

CIMA develops and manufactures prescription and over-the-counter products based upon its proprietary, orally disintegrating drug delivery technologies, OraSolv(R) and DuraSolv(R). Based on these technologies, an active drug ingredient, which the company frequently taste-masks, is formulated into a new, orally disintegrating dosage form that dissolves quickly in the mouth without chewing or the need for water. CIMA's business involves a dual operating strategy. The company develops and manufactures orally disintegrating versions of drugs for pharmaceutical company partners for whom CIMA currently produces three branded prescription pharmaceuticals and three over-the-counter brands. CIMA is also developing proprietary products utilizing its orally disintegrating technologies, as well as its new OraVescent(R) enhanced absorption, transmucosal drug delivery technology.

SAFE HARBOR STATEMENT

This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations and beliefs of the management of aaiPharma and CIMA and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements



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contained in this press release include statements about future financial and operating results and the proposed merger of aaiPharma and CIMA. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein.

In any forward-looking statement in which aaiPharma or CIMA expresses an expectation or belief as to future results, that expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. Risks and uncertainties pertaining to the following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the ability of aaiPharma and CIMA to obtain the stockholder and regulatory approvals required for the merger; the new company's ability to successfully integrate the businesses of the two companies; unexpected costs involved in the merger or to the new company's ability to achieve cost-cutting synergies; the impact of uncertainty surrounding the merger on the businesses of the two companies; the impact of competition, new data, supply issues or marketplace trends on the market for the companies' products; a deterioration in the business of aaiPharma and Cima prior to closing; technical, regulatory or manufacturing issues, new data or intellectual property disputes that may affect the companies' programs; the ability of the new company to develop and market products in a timely manner; and difficulties in gaining approval of new products. Additional economic, business, competitive and/or regulatory factors affecting aaiPharma's and CIMA's businesses generally that may cause actual results to differ materially are discussed in their respective filings with the SEC, including their Annual Reports on Form 10-K for the fiscal year ended December 31, 2002, especially in the Management's Discussion and Analysis section, their most recent Quarterly Reports on Form 10-Q and their Current Reports on Form 8-K. aaiPharma and CIMA do not undertake obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Scarlet Holding Corporation, the holding company to be formed in this transaction, intends to file with the Securities and Exchange Commission a registration statement on Form S-4 that will include a joint proxy statement/prospectus and other relevant documents in connection with the proposed transaction. INVESTORS OF AAIPHARMA AND CIMA ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SCARLET
HOLDING CORPORATION, CIMA, AAIPHARMA AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed with the Securities and Exchange Commission at the SEC's website at www.sec.gov. A free copy of the joint proxy statement/prospectus when it becomes available may also be obtained from aaiPharma Inc., 2320 Scientific Park Drive, Wilmington, North Carolina 28405 or CIMA, 10000 Valley View Road, Eden Prairie, Minnesota 55344. Investors may




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access copies of the documents filed with the SEC by aaiPharma on AaiPharma's website at www.aaiPharma.com and investors and may access copies of the documents filed with the SEC by CIMA on CIMA's website at www.cimalabs.com. In addition, copies may be obtained free of charge at written request to aaiPharma at 2320 Scientific Park Drive, Wilmington, North Carolina 28405, attention: CFO or to CIMA at 10000 Valley View Road, Eden Prairie, Minnesota 55344, attention:
CFO.

aaiPharma, CIMA and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from their respective stockholders in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of aaiPharma's stockholders in connection with the proposed merger is set forth in aaiPharma's proxy statement for its 2003 annual meeting, dated April 8, 2003 and filed with the SEC on April 11, 2003, and information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of CIMA's stockholders in connection with the proposed transaction is set forth in CIMA's proxy statement for its 2003 annual meeting, dated April 14, 2003 and filed with the SEC on April 11, 2003.

Additional information regarding these individuals and any interest they have in the proposed transaction will be set forth in the joint proxy statement/prospectus when it is filed with the SEC.



CONTACTS:

AAIPHARMA

Investment Community Contact:                 Media Contact:
James B. Sloan, Jr.                           Andrea L. Johnston
Senior Vice President                         Vice President
Corporate Finance                             Corporate Communications
(910) 254-7690                                (910) 254-7340


CIMA
James C. Hawley                               David Reichman
Vice President and                            Vice President
Chief Financial Officer                       Sharon Merrill Associates, Inc.
(952) 947-8745                                (617) 542-5300

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